UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor –

Congress of Industrial Organizations

Housing Investment Trust

(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200

Washington, DC 20037

(Address of principal executive offices) (Zip code)

Kenneth G. Lore, Esq.

Bingham McCutchen LLP

2020 K Street, N.W., Washington, DC 20006

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through June 30, 2009

Item 1.        Report to Stockholders.

The following is a copy of the 2009 Semi-Annual Report of the AFL-CIO Housing Investment Trust (the “Trust”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”).

SEMI-ANNUAL REPORT JUNE 30, 2009
AFL-CIO HOUSING INVESTMENT TRUST
COMPETITIVE RETURNS      UNION JOBS      AFFORDABLE HOUSING

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Mid-Year Discussion of Fund Performance

Figure 1.
HIT Performance vs. Barclays Capital Aggregate Bond Index as of June 30, 2009

Figure 2.
Comparison of $50,000 Investment in HIT and Barclays Capital Aggregate Bond Index

          Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

          Gross performance figures do not reflect the deduction of HIT expenses. Information about these expenses can be found on page 4 of this report and page 6 of the HIT’s current prospectus. The Barclays Capital Aggregate Bond Index is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Competitive Returns

During the first six months of 2009, the AFL-CIO Housing Investment Trust (HIT) navigated the heightened risks in the marketplace to deliver strong returns while creating union jobs and affordable housing during a severe recession. Investors were well-served by the HIT’s prudent investment philosophy and expertise in multifamily finance, and they expressed their confidence by investing more than $186 million in the HIT during the six-month period. This record demonstrates that the HIT works, and it will strive to continue to work for its investors with competitive returns and much-needed job creation in the period ahead. The government-insured multifamily construction securities in which the HIT specializes are projected to be a source of superior risk-adjusted returns in the period ahead, and the HIT is positioned to take advantage of these opportunities.

The HIT beat its benchmark, the Barclays Capital Aggregate Bond Index, by 179 basis points on a gross basis and 156 basis points on a net basis in the six-month period ended June 30, 2009. This outperformance was largely attributable to the HIT’s strategy of focusing on investments in multifamily mortgage-backed securities (MBS) that are insured or guaranteed by a U.S. government agency or a government-sponsored enterprise (GSE), as these securities benefited from significant spread1 tightening during the period. The HIT’s one-year return at June 30 was 8.35% gross and 7.89% net, compared to 6.05% for the benchmark. The HIT achieved this favorable showing versus the benchmark despite a strong recovery in the second quarter by corporate bonds, which comprised nearly 19% of the benchmark at June 30 but are not held by the HIT portfolio. Morningstar ranked the HIT as one of the nation’s Top 10 Managers for the one- and five-year periods ended March 31 in the fixed-income category of U.S. intermediate duration collective trusts.2

With its focus on high credit quality multifamily securities, the HIT’s fixed-income investments provided desirable diversification for pension plan portfolios. The performance of these multifamily securities is less correlated with equities than is the performance of corporate bonds. Since the beginning of 2007, for example, the HIT has shown only a 21% correlation with the Standard & Poor’s 500 Index, while corporate bonds, as reflected by the corporate sector of the Barclays Aggregate, showed a 51% correlation.

Portfolio Strategy

The HIT continued to seek to preserve and grow its investors’ capital by adhering to its principles of high credit quality investing. The HIT has never engaged in risky

1 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.
2 Ranking was based on gross returns self-reported to Morningstar’s Principia Separate Account database, which reflect no deduction for expenses. The ranking compared fixed-income investment vehicles with a similar risk profile, comprising funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. This included 49 funds for the one-year period and 41 funds for the five-year period. The Morningstar ranking appeared in Pensions & Investments on May 4, 2009, and can be viewed at http://www.pionline.com/article/20090504/CHART/305049946/-1/TOPPERFORMINGMANAGERS.

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Mid-Year Discussion of Fund Performance

Figure 3.
One-Year Returns Through June 30, 2009

*Hennessee Hedge Fund Index contains performance data net of fees for representative sample of 3,500 self-reporting hedge funds.

Source: Haver Analytics and the HIT

Figure 4.
U.S. Treasury Yield Curve

Source: Bloomberg L.P.

2

investment strategies involving derivatives, leverage through borrowing or subprime mortgages. The portfolio strategy helped make the first half of 2009 a positive period for HIT investors. The HIT’s returns during this period benefited greatly from its strategy of investing in government and agency credit quality securities, which performed well. Nearly 96% of the HIT portfolio at June 30 consisted of high credit quality securities, including MBS that are insured or guaranteed by a U.S. government agency or a GSE, U.S. Treasuries and GSE debt. This compares to 74.5% in the benchmark.

Market Environment

The year began with the credit and equity markets performing poorly due to fears of systemic market failure. In the second quarter, optimism grew, as equity and credit markets experienced a significant recovery. Despite some signs of improvement in the economy, employment is expected to remain weak for the foreseeable future, prompting some economists to envision a jobless recovery. Construction employment has been particularly hard hit, with nearly one million construction jobs lost in the U.S. economy in the 12 months ending June 30. The formidable job losses in construction make HIT-financed housing projects a particularly attractive stimulus for local communities.

Given the uncertain state of the economy in the first half of the year, the Federal Reserve had not indicated the need to raise short-term interest rates in the near future. This resulted in a historically steep yield curve, as yields on 10-year U.S. Treasuries rose significantly in the first half of the year due to increased federal government borrowing, and the short end of the yield curve increased very little. The HIT has managed the portfolio’s duration to be slightly short relative to its benchmark, which helped its relative performance during the six-month period.

HIT Portfolio Distribution

Based on value of total investments, including unfunded commitments, as of June 30, 2009.

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Mid-Year Discussion of Fund Performance

Multifamily Investments

The HIT’s specialization in government and agency multifamily MBS is expected to continue to serve its investors well in the period ahead. Spreads on construction MBS, in particular, remain at historic levels, making them highly attractive to the HIT portfolio. The HIT is actively sourcing new production to help meet the needs of the portfolio while generating affordable housing and union construction jobs. At mid-year, construction was underway at 13 HIT-financed projects in 10 cities, which are generating an estimated 4.2 million hours of employment for union workers in the building trades.

As of June 30, the HIT had established a pipeline of nearly $1 billion of multifamily projects for potential investment. The HIT has issued commitments of $39.1 million for three of these projects representing over $82 million of total development costs. These newest investments should create or preserve 276 multifamily units and generate an estimated 500 new jobs for union construction workers. The HIT also submitted preliminary financing proposals for four projects representing more than $470 million of total development and issued letters of interest on seven additional projects.

The growing role of the Federal Housing Administration (FHA) in the multifamily market is favorable to the HIT. Developers unable to obtain capital from commercial lenders have turned increasingly to the FHA’s financing programs, helping the FHA to regain some of the multifamily market share that it lost over the past two decades. This has created a prime opportunity for the HIT. With over 40 years of experience in financing FHA projects, the HIT is working with its network of developers and mortgage bankers to structure financing for their projects. Of the projects in the HIT’s investment pipeline at June 30, 65% would be FHA-insured. The relatively wide yield spreads for construction securities make investments in these FHA new construction projects particularly attractive for the HIT portfolio.

Outlook

The HIT was able to grow its assets in the first half of 2009, a time when many funds lost value. This growth reflected gains on investments, more than $113 million in new capital from participants and $72 million in reinvested dividends, representing an 89% rate of dividend reinvestment. At the same time, developers have come to the HIT seeking capital and expertise to structure their multifamily transactions. Access to these potential projects, combined with continued asset growth, favorably positions the HIT for funding multifamily investments that meet its portfolio requirements while also generating needed housing and jobs. The HIT will strive to maintain investor confidence and increase its assets further in the period ahead by adhering to its strategy of investing responsibly in high credit quality multifamily securities.

Ellipse on Excelsior, St. Louis Park, MN	The Douglass, Harlem, NY

The HIT committed $26.1 million to the purchase	The HIT committed to the purchase of $9.5
of a Ginnie Mae security for the development of this apartment project, designed as a gateway to the St. Louis	million of fixed-rate, tax-exempt bonds issued by the New York City Housing Development Corporation (HDC).
Park community. Upon completion, the project will consist of 132 market-rate units in a five-story building with commercial and retail space located on the first level.

Upon completion, the 70-unit project will be affordable to households earning no more than 60% of the area median income. The project is part of the HIT’s New York City Community Investment Initiative.

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Other Important Information

Availability of Quarterly Portfolio Schedule

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.) Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

Proxy Voting

The HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, 2009, the HIT held no voting securities in its portfolio and has reported this information in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Expense Example

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2009, and held for the entire period ended June 30, 2009.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the HIT charges no transactional costs, such as sales charges (loads) or redemption fees.

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Six-Month Period Ended June 30, 2009*

Actual expenses	$1,000.00	$1,034.60	$2.22

Hypothetical expenses (5% return before expenses)	$1,000.00	$1,022.61	$2.21

* Expenses are equal to the HIT’s annualized expense ratio of 0.44% as of June 30, 2009, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FINANCIAL STATEMENTS

JUNE 30, 2009

AFL-CIO

HOUSING INVESTMENT TRUST

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Statement of Assets and Liabilities
June 30, 2009 (Dollars in thousands; unaudited)

Assets

	Investments, at value (cost $3,446,338)	$3,530,678
	Cash and cash equivalents	102,305
	Receivables for investments sold	19,716
	Accrued interest receivable	16,001
	Property and equipment (net of $1,338 of accumulated depreciation)	1,271
	Prepaid expenses and other assets	457
	Accounts receivable	87

	Total assets	3,670,515

Liabilities

	Payables for investments purchased	70,188
	Redemptions payable	26,675
	Accrued expenses	2,952
	Income distribution payable, net of dividends reinvested of $12,131	1,400
	Refundable deposits	751

	Total liabilities	101,966

Net assets applicable to participants’ equity

	Certificates of participation — authorized unlimited; Outstanding 3,214,149 units	$3,568,549

Net asset value per unit of participation (in dollars)		$1,110.26

Participants’ equity

	Participants’ equity consisted of the following:
	Amount invested and reinvested by current participants	$3,501,060
	Net unrealized appreciation of investments	84,340
	Distribution in excess of net investment income	(2,945)
	Accumulated net realized losses	(13,906)

	Total participants’ equity	$3,568,549

See accompanying Notes to Financial Statements.

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

FHA Permanent Securities (3.8% of net assets)

	Interest Rate	Maturity Date	Commitment Amount		Face Amount	Amortized Cost	Value

Single Family	7.75%	Jul-2021-Aug-2021	$		$25	$25	$25

					25	25	25

Multifamily[1]	5.25%	Mar-2024			4,642	4,653	4,641
	5.35%	Mar-2047			7,912	7,923	7,676
	5.55%	Aug-2042			8,774	8,775	8,612
	5.60%	Jun-2038			2,788	2,789	2,873
	5.62%	Jun-2014			516	514	528
	5.65%	Oct-2038			2,146	2,206	2,178
	5.87%	Jun-2044			1,929	1,928	1,926
	5.89%	Apr-2038			5,234	5,251	5,244
	6.02%	Jun-2035			6,422	6,415	6,612
	6.40%	Jul-2046			4,046	4,046	4,184
	6.66%	May-2040			5,625	5,618	5,675
	6.70%	Dec-2042			5,902	5,893	6,202
	6.75%	Feb-2039-Jul-2040			6,335	6,297	6,584
	6.88%	Apr-2031			27,466	27,145	28,579
	7.00%	Jun-2039			5,907	5,936	5,903
	7.05%	Jul-2043			5,242	5,242	5,561
	7.13%	Mar-2040			7,728	7,690	8,167
	7.20%	Dec-2033-Oct-2039			9,776	9,759	10,389
	7.50%	Sep-2032			1,567	1,563	1,684
	7.75%	Oct-2038			1,368	1,359	1,368
	7.93%	Apr-2042			2,853	2,853	3,084
	8.15%	Mar-2037			1,167	1,273	1,175
	8.27%	Jun-2042			2,499	2,499	2,711
	8.40%	Apr-2012			201	201	201
	8.75%	Aug-2036			3,624	3,615	3,627

					131,669	131,443	135,384

Forward Commitments[1]	6.60%	May-2049		3,514	-	-	171
	6.65%	Jun-2049		1,120	-	-	-

				4,634	-	-	171

Total FHA Permanent Securities				$4,634	$131,694	$131,468	$135,580

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

Ginnie Mae Construction Securities (1.2% of net assets)

	Interest Rates[2]				Commitment Amount
	Permanent	Construction	Maturity Date			Face Amount	Amortized Cost	Value

Multifamily[1]	4.63%	4.63%	Sep-2037	[3]	$1,500	$1,500	$1,456	$1,246
	4.90%	4.90%	Mar-2044	[3]	1,000	1,000	990	849
	5.40%	5.40%	Feb-2049-Mar-2049		13,797	13,515	13,460	14,226
	5.55%	5.55%	May-2049	[3]	10,685	10,685	10,688	9,320
	5.80%	5.80%	Dec-1949		10,715	5,360	5,363	5,851
	6.15%	6.15%	Nov-2039		5,508	4,057	4,070	4,333
	6.57%	6.57%	Mar-2050		15,084	7,876	7,914	8,928

					58,289	43,993	43,941	44,753

Forward Commitments[1]	5.80%	7.75%	Jan-2051		26,122	-	-	(369)

Total Ginnie Mae Construction Securities					$84,411	$43,993	$43,941	$44,384

Ginnie Mae Permanent Securities (28.0% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Single Family	5.50%	Jan-2033-Jun-2037	$28,665	$28,496	$29,726
	6.00%	Jan-2032-Aug-2037	18,114	18,096	18,960
	6.50%	Jul-2028-Dec-2028	214	214	230
	7.00%	Nov-2016-Jan-2030	4,880	4,953	5,291
	7.50%	Apr-2013-Aug-2030	4,214	4,283	4,560
	8.00%	Nov-2009-Nov-2030	1,728	1,776	1,915
	8.50%	Nov-2009-Aug-2027	1,564	1,593	1,745
	9.00%	May-2016-Jun-2025	469	478	526
	9.50%	Sep-2021-Sep-2030	177	180	200
	10.00%	Jun-2019	1	1	1
	13.00%	Jul-2014	1	1	1
	13.25%	Dec-2014	1	1	1

			60,028	60,072	63,156

Multifamily[1]	2.91%	Jun-2018-Aug-2020	5,762	5,727	5,792
	3.40%	Jan-2032	552	530	557
	3.61%	May-2018	3,923	3,874	3,935
	3.65%	Sep-2017-Oct-2027	11,087	10,882	11,165
	3.96%	May-2032	462	440	467
	4.12%	Feb-2039	5,000	4,726	5,093
	4.25%	Feb-2031	1,177	1,174	1,179
	4.26%	Jul-2029	3,000	2,992	3,073
	4.40%	Jan-2024	11,819	11,824	11,971
	4.43%	Apr-2034-Jun-2034	109,470	107,418	108,832
	4.49%	Apr-2023	8,531	8,531	8,803
	4.59%	May-2033	6,046	6,043	6,160
	4.66%	Dec-2030	8,617	8,676	8,829
	4.70%	Dec-2024	12,871	12,618	13,306

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

Ginnie Mae Permanent Securities (28.0% of net assets), continued

Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value

4.70%	Jan-2047	[3]	$5,935	$5,946	$5,960
4.71%	May-2025		33,294	33,258	34,453
4.74%	Feb-2045	[3]	6,026	5,846	6,093
4.78%	Aug-2044		9,843	9,941	9,893
4.83%	May-2046	[3]	5,495	5,495	4,673
4.88%	Mar-2036		17,000	16,766	17,546
4.92%	Feb-2034-May-2034		64,620	64,285	66,868
4.94%	Jun-2046	[3]	3,910	3,914	3,555
5.00%	Dec-2033		5,091	5,136	5,142
5.05%	Nov-2028		4,427	4,435	4,455
5.05%	Apr-2049	[3]	2,950	2,957	2,579
5.12%	Feb-2037		10,000	10,164	10,356
5.13%	Jul-2024-Aug-2032		18,404	18,333	19,181
5.15%	Jun-2023		32,449	32,887	33,491
5.18%	May-2042		2,203	2,226	2,280
5.19%	May-2045		8,865	8,638	9,183
5.20%	Apr-2047		25,816	26,057	25,816
5.21%	Jan-2045-Jan-2047		21,510	21,382	22,197
5.25%	Feb-2031	[3]	39,228	39,122	39,558
5.30%	Apr-2039		55,000	54,145	57,694
5.32%	Aug-2030		35,000	34,854	36,680
5.34%	Jul-2040		18,000	17,664	18,155
5.34%	Mar-2046	[3]	11,076	11,095	11,487
5.38%	Apr-2025		462	473	478
5.45%	May-2042		2,286	2,362	2,395
5.46%	Feb-2047		3,095	3,116	3,243
5.50%	Sep-2023-Jul-2033		37,814	39,320	39,508
5.55%	May-2026-Mar-2045		20,822	20,885	21,685
5.58%	May-2031-Oct-2031		94,582	94,900	99,845
5.68%	Jul-2027		15,152	15,122	16,067
5.70%	Mar-2037		2,420	2,432	2,468
5.75%	Dec-2026		3,683	3,729	3,890
5.85%	Nov-2045		1,954	1,957	2,053
5.88%	Oct-2043		5,544	5,735	5,927
6.00%	Jan-2046		3,610	3,613	3,833
6.22%	Aug-2035		14,331	14,342	15,047
6.25%	Feb-2034		4,789	5,057	5,181
6.26%	Apr-2027		10,000	10,639	10,715
6.38%	Mar-2026		10,000	10,249	10,657
6.41%	Aug-2023		1,596	1,596	1,639
7.75%	Aug-2035		51,050	50,802	53,602

			907,649	906,330	934,690

Total Ginnie Mae Securities			$967,677	$966,402	$997,846

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.5% of net assets)

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value

Single Family	0.71%	Jun-2036	$	$25,920	$25,242	$25,220
	2.76%	May-2033		1,540	1,549	1,565
	3.36%	Nov-2033		8,109	8,116	8,277
	3.74%	Aug-2033		6,653	6,636	6,792
	3.92%	Jul-2033		6,288	6,324	6,420
	4.00%	Mar-2039-May-2039		39,840	40,100	38,683
	4.23%	Aug-2033		413	411	423
	4.45%	Jul-2033		2,361	2,343	2,427
	4.50%	Jun-2018-Jan-2039		22,773	22,634	23,141
	4.54%	Sep-2035		2,782	2,770	2,828
	4.57%	Aug-2033		2,994	2,989	3,055
	4.63%	Aug-2034		150	151	151
	5.00%	Jul-2018-Jul-2039		99,477	99,231	102,101
	5.50%	Jul-2017-Jun-2038		195,438	197,905	202,770
	6.00%	Apr-2016-Nov-2038		175,203	177,711	183,936
	6.50%	Nov-2016-Jul-2036		51,643	53,002	55,188
	7.00%	Nov-2013-May-2032		5,259	5,296	5,726
	7.50%	Nov-2016-Sep-2031		1,855	1,838	2,027
	8.00%	Jun-2012-May-2031		760	766	810
	8.50%	Nov-2009-Apr-2031		657	663	713
	9.00%	Jan-2024-May-2025		151	152	169

				650,266	655,829	672,422

Multifamily[1]	4.10%	Jun-2027		3,332	3,270	3,356
	4.22%	Jul-2018		4,114	3,910	4,203
	4.48%	Oct-2031		4,856	4,856	4,957
	4.56%	Jul-2019		7,500	7,526	7,495
	4.66%	Jul-2021-Sep-2033		8,301	8,393	8,412
	4.67%	Aug-2033		9,600	9,580	9,883
	4.68%	Jul-2019		14,200	14,397	14,314
	4.80%	Jun-2019		2,330	2,375	2,370
	4.86%	May-2019		1,559	1,599	1,592
	4.93%	Nov-2013		46,444	46,413	49,367
	4.94%	Apr-2019		3,500	3,606	3,600
	4.99%	Mar-2021-Aug-2021		42,270	42,256	42,616
	5.00%	Jul-2019		2,023	2,085	2,080
	5.02%	Jun-2019		880	886	907
	5.04%	Jul-2019		2,000	2,093	2,062
	5.05%	Jun-2019-Jul-2019		3,360	3,512	3,470
	5.11%	Jul-2019		935	947	969
	5.12%	Jul-2019		9,280	9,456	9,602
	5.13%	Jul-2019		950	963	983

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.5% of net assets), continued

Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value

5.15%	Oct-2022	$	$4,285	$4,305	$4,345
5.16%	Jan-2018		5,572	5,471	5,855
5.25%	Dec-2019		7,200	7,218	7,399
5.29%	Sep-2017-May-2022		9,093	9,082	9,480
5.34%	Apr-2016		6,495	6,474	6,902
5.35%	Apr-2012-Jun-2018		3,424	3,435	3,618
5.36%	Feb-2016		5,000	5,012	5,342
5.43%	Nov-2013		1,353	1,349	1,355
5.44%	Mar-2016		3,833	3,871	4,090
5.45%	May-2033		3,140	3,173	3,224
5.46%	Feb-2017		49,090	49,683	52,316
5.47%	Aug-2024		8,775	8,951	8,801
5.52%	May-2016		22,281	21,997	23,714
5.53%	Apr-2017		66,247	66,158	70,540
5.55%	Apr-2018		31,000	30,979	32,890
5.59%	May-2016		7,325	7,330	7,835
5.60%	Feb-2018-Jan-2024		12,395	12,379	12,920
5.62%	Jun-2011		28,946	28,849	28,948
5.63%	Dec-2019		12,715	12,807	13,532
5.70%	Jun-2016		1,445	1,476	1,549
5.80%	Jun-2018		72,413	72,049	77,282
5.86%	Dec-2016		337	339	367
5.91%	Mar-2037		2,139	2,205	2,232
5.92%	Dec-2016		329	331	358
5.93%	Apr-2012		3,404	3,609	3,655
5.96%	Jan-2029		464	472	489
6.03%	Jun-2017-Jun-2036		5,733	5,903	6,098
6.06%	Jul-2034		10,332	10,724	10,940
6.10%	Apr-2011		2,678	2,699	2,793
6.11%	Aug-2017		6,990	7,062	7,567
6.13%	Dec-2016		3,613	3,760	3,895
6.14%	Sep-2033		315	317	335
6.15%	Jan-2023-Oct-2032		7,594	7,678	8,028
6.16%	Aug-2013		9,736	10,124	9,758
6.19%	Jul-2013		5,000	5,226	5,416
6.22%	Aug-2032		1,842	1,898	1,964
6.23%	Sep-2034		1,506	1,591	1,599
6.27%	Jan-2012		2,061	2,056	2,216
6.28%	Nov-2028		3,288	3,526	3,508
6.35%	Jun-2020-Aug-2032		15,527	15,873	16,425
6.38%	Jul-2021		5,808	5,962	6,192
6.39%	Apr-2019		1,001	1,052	1,073
6.42%	Apr-2011		1,348	1,356	1,350
6.44%	Apr-2014-Dec-2018		45,590	45,885	49,329

(continued, next page)

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.5% of net assets), continued

	Interest Rate	Maturity Date		Commitment Amount	Face Amount	Amortized Cost	Value

	6.52%	May-2029			$5,754	$6,334	$6,211
	6.63%	Jun-2014-Apr-2019			4,389	4,404	4,750
	6.65%	Aug-2011			1,685	1,721	1,798
	6.79%	Aug-2009			7,097	7,043	7,107
	6.80%	Jul-2016			738	738	822
	6.85%	Aug-2014			43,861	43,682	48,522
	6.88%	Feb-2028			4,789	5,273	5,173
	7.00%	Jun-2018			3,575	3,575	3,919
	7.01%	Apr-2031			3,413	3,439	3,706
	7.07%	Feb-2031			17,209	17,511	18,629
	7.18%	Aug-2016			461	461	517
	7.20%	Apr-2010-Aug-2029			8,765	8,540	9,478
	7.25%	Jul-2012			7,293	7,294	7,453
	7.26%	Dec-2018			11,730	12,594	12,843
	7.50%	Dec-2014			1,388	1,384	1,557
	7.75%	Dec-2012-Dec-2024			3,183	3,182	3,474
	8.00%	Nov-2019			1,955	1,945	1,959
	8.13%	Sep-2012-Aug-2020			7,436	7,400	7,465
	8.38%	Jan-2022			876	874	877
	8.40%	Jul-2023			487	479	538
	8.50%	Nov-2019			3,723	3,952	4,237
	8.63%	Sep-2028			6,562	6,562	7,352
	9.13%	Sep-2015			2,326	2,309	2,331

					814,791	820,515	860,480

Forward1/TBA[4]	4.00%	Jul-2039	[4]		(20,000)	(19,646)	(19,431)
	6.15%	Jan-2019	[1]	31,087	-	-	2,302

				31,087	(20,000)	(19,646)	(17,129)

Total Fannie Mae Securities				$31,087	$1,445,057	$1,456,698	$1,515,773

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

Freddie Mac Securities (16.1% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Single Family	0.62%	Dec-2035-Feb-2036	$38,378	$38,365	$37,495
	0.67%	Apr-2036	7,512	7,501	7,306
	0.72%	Jul-2036	48,394	47,179	47,113
	2.99%	Jun-2033	1,909	1,903	1,948
	3.37%	Apr-2035	1,160	1,160	1,185
	4.00%	Apr-2039	34,886	35,076	33,793
	4.50%	Aug-2018-Jun-2039	45,393	45,143	45,902
	4.51%	Oct-2033	4,771	4,711	4,879
	4.66%	Jul-2035	1,362	1,356	1,403
	5.00%	Jan-2019-Feb-2039	92,826	91,083	95,447
	5.50%	Oct-2017-Jul-2038	146,329	144,588	151,627
	6.00%	Mar-2014-Feb-2038	76,456	77,894	80,294
	6.50%	Oct-2013-Nov-2037	40,946	42,591	43,590
	7.00%	Mar-2011-Mar-2030	1,007	983	1,065
	7.50%	Jul-2010-Apr-2031	826	808	879
	8.00%	Sep-2009-Feb-2030	321	312	347
	8.50%	Jun-2010-Jan-2025	288	290	316
	9.00%	Sep-2010-Mar-2025	133	133	148

			542,897	541,076	554,737

Multifamily[1]	5.42%	Apr-2016	10,000	9,925	10,108
	5.65%	Apr-2016	10,688	10,684	11,078

			20,688	20,609	21,186

Total Freddie Mac Securities			$563,585	$561,685	$575,923

Commercial Mortgage-Backed Securities1 (1.8% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Credit Suisse	5.10%	Aug-2038	$35,000	$34,135	$29,370
Lehman Brothers	5.16%	Feb-2031	19,500	19,149	15,849
Credit Suisse	5.61%	Feb-2039	25,000	25,167	20,701

Total Commercial Mortgage-Backed Securities			$79,500	$78,451	$65,920

Government-Sponsored Enterprise Securities (0.8% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Freddie Mac	5.00%	Apr-2017	$25,000	$25,457	$27,132

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

State Housing Finance Agency Securities(2.0% of net assets)

		Interest Rates[2]		Maturity	Face	Amortized
	Issuer	Permanent	Construction	Date	Amount	Cost	Value

Multifamily[1]	NYC Housing Development Corp.	N/A	3.45%	May-2013	$9,500	$9,500	$9,508
	MA Housing Finance Agency	4.20%	N/A	Jun-2010	300	302	304
	MA Housing Finance Agency	5.25%	N/A	Dec-2048	2,500	2,500	2,164
	MA Housing Finance Agency	5.30%	N/A	Jun-2049	4,000	4,001	3,609
	MA Housing Finance Agency	5.40%	N/A	Dec-2049	2,000	2,005	1,751
	NYC Housing Development Corp.	5.55%	N/A	Nov-2039	5,000	4,978	4,953
	NYC Housing Development Corp.	5.69%	N/A	Nov-2018	7,550	7,556	7,592
	MA Housing Finance Agency	5.70%	N/A	Jun-2040	15,000	15,000	14,213
	MA Housing Finance Agency	5.92%	N/A	Dec-2037	6,620	6,624	5,304
	MA Housing Finance Agency	6.50%	N/A	Dec-2039	755	759	705
	MA Housing Finance Agency	6.58%	N/A	Dec-2039	11,385	11,385	11,293
	MA Housing Finance Agency	6.70%	N/A	Jun-2040	12,235	12,235	11,502

Total State Housing Finance Agency Securities					$76,845	$76,845	$72,898

Other Multifamily Investments (0.4% of net assets)

Interest Rates[2]			Commitment
Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value

Multifamily Construction/Permanent Mortgages[1]
7.63%	N/A	Jan-2011	$813	$99	$99	$102
8.63%	N/A	Apr-2025	1,469	1,193	1,190	1,181
9.50%	N/A	Apr-2024	760	641	641	635

			3,042	1,933	1,930	1,918

Privately Insured Construction/Permanent Mortgages[1,5]
5.40%	N/A	Apr-2047	9,000	8,848	8,858	6,348
5.73%	N/A	Aug-2047	5,575	5,505	5,509	4,000
6.07%	N/A	May-2048	1,000	989	1,006	721
6.20%	N/A	Dec-2047	3,325	3,295	3,315	2,460

			18,900	18,637	18,688	13,529

Total Other Multifamily Investments			$21,942	$20,570	$20,618	$15,447

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Schedule of Portfolio Investments
June 30, 2009 (Dollars in thousands; unaudited)

United States Treasury Securities (2.2% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

2.75%	Feb-2019	$20,000	$20,122	$18,734
3.13%	May-2019	15,000	14,772	14,507
4.00%	Aug-2018	10,000	10,037	10,375
4.50%	May-2038	35,000	39,842	36,159

Total United States Treasury Securities		$80,000	$84,773	$79,775

Total Investments		$3,433,921	$3,446,338	$3,530,678

[1]	Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

[2]

Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the Department of Housing and Urban Development requires that such rates be charged earlier.

[3]	Tax-exempt bonds collateralized by Ginnie Mae securities.

[4]	Represents to be announced (“TBA”) securities for which actual securities that will be delivered to fulfill the trade have not been designated.

[5]	Loans insured by Ambac Assurance Corporation.

See accompanying Notes to Financial Statements.
15

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Statement of Operations
For the Six Months Ended June 30, 2009 (Dollars in thousands; unaudited)

Investment income*	$87,816

Expenses

Non-officer salaries and fringe benefits	3,523
Officer salaries and fringe benefits	1,665
Legal fees	169
Consulting fees	164
Auditing, tax and accounting fees	162
Insurance	162
Marketing and sales promotion (12b-1)	250
Investment management	365
Trustee expenses	14
Rental expenses	477
General expenses	770

Total expenses	7,721

Net investment income	80,095

Net realized loss on investments	(4,611)
Net change in unrealized appreciation on investments	42,382

Realized and unrealized net gain on investments	37,771

Net increase in net assets resulting from operations	$117,866

*Includes forward commitments.

See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets
(Dollars in thousands)

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
	(unaudited)
Increase in net assets from operations

Net investment income	$80,095	$178,085
Net realized gain/(loss) on investments	(4,611)	22,522
Net change in unrealized (depreciation)/appreciation on investments	42,382	(21,683)

Net increase in net assets resulting from operations	117,866	178,924

Decrease in net assets from distributions

Distributions paid to participants or reinvested from:
Net investment income	(81,225)	(180,299)

Net decrease in net assets from distributions	(81,225)	(180,299)

Increase/(decrease) in net assets from unit transactions

Proceeds from the sale of units of participation	113,427	24,419
Dividend reinvestment of units of participation	72,665	158,864
Payments for redemption of units of participation	(121,787)	(431,078)

Net increase/(decrease) from unit transactions	64,305	(247,795)

Total increase/(decrease) in net assets	100,946	(249,170)

Net assets

Beginning of period	3,467,603	3,716,773
End of period	3,568,549	3,467,603

Distribution in excess of net investment income	$(2,945)	$(2,965)

Unit information

Units sold	102,109	22,566
Distributions reinvested	65,694	146,668
Units redeemed	(110,374)	(400,621)

Increase/(decrease) in units outstanding	57,429	(231,387)

See accompanying Notes to Financial Statements.

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Notes to Financial Statements
(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible labor organizations and pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month.

Portfolio securities for which market quotations are readily available (single family mortgage-backed securities, government-sponsored enterprise securities, and U.S. Treasury securities) are valued by an independent pricing service, published prices, market quotes and dealer bids.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities, mortgage securities, commercial mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees using dealer bids and discounted cash flow models. The respective cash flow models use market-based discount and prepayment rates developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The HIT has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the HIT’s Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such adjustments must be reviewed and reconciled with the independent valuation firm prior to incorporation in the NAV.

Short-term investments with remaining maturities of sixty days or less are valued on the basis of amortized cost, which approximates fair value. Cash and cash equivalents include overnight money market funds, which are also carried at cost.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. FAS 157 also establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three levels of the fair value hierarchy under FAS 157 are described below:

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Notes to Financial Statements
(unaudited)

Level 1 – quoted prices in active markets for identical investment
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the HIT’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2009, in valuing the HIT’s investments carried at value:

Valuation Inputs Dollars in thousands	Investments in Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$-	$-
Level 2 - Other Significant Observable Inputs	3,526,733	2,104
Level 3 - Significant Unobservable Inputs	1,841	-

Total	$3,528,574	$2,104

* Other financial instruments include forward commitments.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of June 30, 2009, was as follows:

Dollars in thousands	Investments in Securities

Beginning balance, 12/31/08	$1,884
Net purchases (sales) and settlements	-
Accrued discounts (premiums)	(27)
Total realized and unrealized gain (loss)	(16)
Transfers in and/or out of Level 3	-

Ending balance, 6/30/09	$1,841

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the HIT’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the HIT’s financial statements.

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Notes to Financial Statements
(unaudited)

Distributions to Participants

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 89 percent of distributable income for the year ended June 30, 2009.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The Board of Trustees annually considers a 12b-1 Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2009, the HIT is authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05 percent of its average monthly net assets on an annualized basis, whichever is greater. During the six months ended June 30, 2009, the HIT incurred approximately $250,000 of 12b-1 expenses.

Note 2. Investment Risk

Investment Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

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Notes to Financial Statements
(unaudited)

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

During the six months ended June 30, 2009, the HIT provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a District of Columbia not-for-profit corporation, on a cost-reimbursement basis. During the period, an employee of the HIT also served as an officer of the ITC. The total cost for such personnel and related expenses for the six months ended June 30, 2009, amounted to approximately $173,000. During the six months ended June 30, 2009, the HIT was reimbursed for approximately $101,000 of current year costs. As of June 30, 2009, approximately $72,000 is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the HIT on a cost-reimbursement basis. The total cost for such personnel and related expenses for the six months ended June 30, 2009, was approximately $2,100. During the six months ended June 30, 2009, the HIT paid the ITC approximately $2,100 of current costs.

Note 4. Commitments

Certain assets of the HIT are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of June 30, 2009, the HIT had outstanding unfunded purchase commitments of approximately $79.1 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2009, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.33 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2009, were $495.3 million and $276.8 million, respectively.

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Notes to Financial Statements
(unaudited)

Note 6. Distributions

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from U.S. generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

At June 30, 2009, the cost of investments for federal income tax purposes approximated book cost at amortized cost of $3,433,921,000. Net unrealized gain aggregated $84,340,000 at period-end, of which $121,113,000 related to appreciated investments and $36,773,000 related to depreciated investments.

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 21.00 percent of employees’ salaries for the six months ended June 30, 2009. The total HIT pension expense for the six months ended June 30, 2009, was approximately $630,000.

The HIT also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100 percent of their total compensation or the applicable IRS limit. During 2009, the HIT is matching dollar for dollar the first $4,400 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2009, was approximately $169,000.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on January 29, 2010. Under this facility, borrowings bear interest per annum as offered by the lender. The HIT had no outstanding balance under the facility for the six months ended June 30, 2009. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

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Financial Highlights

	Six Months Ended June 30, 2009 (unaudited)
			Year Ended December 31

Per share data			2008	2007	2006	2005	2004

Net asset value, beginning of period	$1,098.48		$1,097.01	$1,081.27	$1,086.97	$1,110.61	$1,125.21

Income from investment
operations:

Net investment income	25.50	*	53.64 *	52.72	53.55	50.08	48.63

Net realized and unrealized	12.14		1.91	17.54	(4.60)	(21.25)	(2.38)
gains (losses) on investments

Total income (loss) from	37.64		55.55	70.26	48.95	28.83	46.25
investment operations

Less distributions from:

Net investment income	(25.86)		(54.08)	(54.52)	(54.65)	(52.47)	(49.10)

Net realized gains on	-		-	-	-	-	(11.75)
investments

Total distributions	(25.86)		(54.08)	(54.52)	(54.65)	(52.47)	(60.85)

Net asset value, end of period	$1,110.26		$1,098.48	$1,097.01	$1,081.27	$1,086.97	$1,110.61

Ratios

Ratio of expenses to average net	0.44	%**	0.41%	0.41%	0.41%	0.37%	0.37%
assets

Ratio of net investment income	4.7	%**	5.0%	5.0%	5.0%	4.5%	4.4%
to average net assets

Portfolio turnover rate	32.0	%**	23.8%	42.1%	65.0%	68.4%	85.5%

Number of outstanding units, end of period	3,214,149		3,156,720	3,388,107	3,334,684	3,290,698	3,300,858

Net assets, end of period (in thousands)	$3,568,549		$3,467,603	$3,716,773	$3,605,679	$3,576,875	$3,665,950

Total return	7.04	%**	5.25%	6.70%	4.65%	2.64%	4.20%

*The average shares outstanding method has been applied for per share information.
**Annualized.
See accompanying Notes to Financial Statements.

A F L - C I O H O U S I N G I N V E S T M E N T T R U S T

Leadership

Board of Trustees

Richard Ravitch, Chairman*
Principal, Ravitch Rice & Co. LLC

John J. Sweeney*
President, AFL-CIO

Arlene Holt Baker
Executive Vice-President, AFL-CIO

Richard L. Trumka
Secretary-Treasurer, AFL-CIO

Mark Ayers
President, Building and Construction Trades Department, AFL-CIO

John J. Flynn
President, International Union of Bricklayers and Allied Craftworkers

Stephen Frank
Retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation

Frank Hurt
International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union

George Latimer
Distinguished Visiting Professor of Urban Land Studies, Macalester College

Lindell K. Lee
International Secretary-Treasurer, International Brotherhood of Electrical Workers

Jack Quinn
President, Erie Community College, State University of New York; formerly Member of Congress, 27th District, New York

Marlyn J. Spear, CFA
Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity)

Tony Stanley*
Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

James A. Williams
General President, International Union of Painters and Allied Trades of the United States and Canada

* Executive Committee member.

S E M I - A N N U A L R E P O R T J U N E 2 0 0 9

Leadership

Officers and Key Staff	Service Providers	AFL-CIO Housing Investment Trust

Stephen Coyle
Chief Executive Officer

Theodore S. Chandler
Chief Operating Officer

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President and
Chief Portfolio Manager

Saul A. Schapiro
General Counsel

Debbie Cohen
Chief Development Officer

Stephanie H. Wiggins
Chief Investment Officer –
Multifamily Finance

Marcie Cohen
Senior Vice President and
Director of Workforce Housing

Independent Registered
Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Corporate Counsel
Bingham McCutchen LLP
Washington, D.C.

Securities Counsel
Wilmer Cutler Pickering Hale
and Dorr LLP
Washington, D.C.

Transfer Agent
PNC Global Investment Services
Wilmington, Delaware

Custodian
PFPC Trust Company, which will be named PNC Trust Company effective June 7, 2010 Philadelphia, Pennsylvania

National Office
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, D.C. 20037
(202) 331-8055

New York City Office
1270 Avenue of the Americas
Suite 210
New York, New York 10020
(212) 554-2750

Western Regional Office
235 Montgomery Street
Suite 1001
San Francisco, California 94104
(415) 433-3044

Boston Office
655 Summer Street
Boston, Massachusetts 02210
(617) 261-4444

Harpreet Peleg
Controller

Christopher Kaiser
Chief Compliance Officer

Lesyllee White
Director of Marketing

Carol Nixon
Director, New York City Office

Paul Barrett
Director, Boston Office

Liz Diamond
Director, Western Regional Office

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, DC 20037
202-331-8055
www.aflcio-hit.com
bug

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee.

Not applicable.

Item 6.	Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11. Controls and Procedures.

(a)

The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the design and operation of the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) are generally effective to provide reasonable assurance that information required to be disclosed by the Trust in this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based on their evaluation of the effectiveness of the design and operation of such controls and procedures as of a date within 90 days of the filing of this report.

(b)

There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is filed herewith.

(3)	Not applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By: /s/ Stephen Coyle
Name: Stephen Coyle
Title: Chief Executive Officer

Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle

Stephen Coyle

Chief Executive Officer

(Principal Executive Officer)

Date: September 3, 2009

/s/ Erica Khatchadourian

Erica Khatchadourian

Chief Financial Officer

(Principal Financial Officer)

Date: September 3, 2009